UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2019

HAYMAKER ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38254	82-1329677
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

650 Fifth Avenue, Floor 10 New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 616-9600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01	Other Events.

On February 19, 2019, Haymaker Acquisition Corp. (“Haymaker”) issued a press release announcing that its special meeting of stockholders to approve, among other things, the proposed business combination (the “Business Combination”) with the OneSpaWorld business (“OSW”) of Steiner Leisure Limited (“Steiner Leisure”) will be held on March 6, 2019. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Additional Information and Where to Find It

In connection with the Business Combination, a registration statement on Form S-4 of OSW (the “Registration Statement”) has been declared effective by the Securities and Exchange Commission (the “SEC”), which includes a combined prospectus of OSW with respect to the securities to be issued in connection with Business Combination and a definitive proxy statement of Haymaker with respect to the Special Meeting. Haymaker’s stockholders and other interested persons are advised to read the Registration Statement and combined proxy statement/prospectus contained therein and any documents filed in connection therewith, as these materials will contain important information about OSW, Haymaker, and the Business Combination. The combined proxy statement/prospectus will be mailed to Haymaker’s stockholders as of February 11, 2019. Stockholders will also be able to obtain copies of the Registration Statement and other relevant documents filed with the SEC, without charge, at the SEC’s web site at www.sec.gov, or by directing a request to Haymaker Acquisition Corp., 650 Fifth Avenue, Floor 10, New York, NY 10019 Attention: Christopher Bradley or Joseph Tonnos, (212) 616-9600.

Participants in the Solicitation

Steiner Leisure, OSW, Haymaker and their respective directors and executive officers may be deemed participants in the solicitation of proxies from Haymaker’s stockholders with respect to the Business Combination. A list of the names of Haymaker’s directors and executive officers and a description of their interests in Haymaker is contained in Haymaker’s annual report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Haymaker Acquisition Corp., 650 Fifth Avenue, Floor 10, New York, NY 10019, Attention: Christopher Bradley or Joseph Tonnos, (212) 616-9600. Information regarding the participants and their interests in the proposed transaction is also contained in the Registration Statement.

No Offer or Solicitation

This Current Report shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed transaction. This Current Report shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated February 19, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAYMAKER ACQUISITION CORP.

By:	/s/ Christopher Bradley
Name:	Christopher Bradley
Title:	Chief Financial Officer

Date: February 19, 2019